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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                     FORM 8K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        DATE OF REPORT: JANUARY 28, 2000

                   AMERICAN ABSORBENTS NATURAL PRODUCTS, INC.
                  - ------------------------------------------
                 (Name of Small Business Issuer in Its Charter)

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
Commission file number     0-23356
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          Utah                                                        87-0421089               .
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(State or Other Jurisdiction of Incorporation or Organization)      IRS Employer Identification


3800 Hudson Bend Road, Suite 300, Austin, Texas                            78734               .
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     (Address of Principal Executive Offices)                            (Zip Code)


                                 512-266-2481                                                  .
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                (Issuer's Telephone Number, Including Area Code)
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ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Orton & Company was previously the principal accountant for American Absorbents Natural Products, Inc. On January 25, 2000, the Board of Directors of American Absorbents Natural Products, Inc. (AANP) engaged the accounting services of Sprouse & Winn, L.L.P. to replace Orton & Company which declined to stand for reelection as the Certifying Accounts for the Company.

In connection with the audit of the previous fiscal year ended January 31, 1999, there were no disagreements with Orton & Company on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, and said firm has not advised the registrant of any reportable events. The accountant's report of February 26, 1999 on the financial statements of American Absorbents Natural Products, Inc. as of January 31, 1999 and for the year then ended did not contain any adverse opinion or disclaimer of opinion, nor were they qualified as to uncertainty, audit scope, or accounting principles

ITEM 7.   EXHIBITS

Exhibit No.                Description
16.1                       Letter from Orton & Company dated January 25, 2000












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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Commission Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   American Absorbents Natural Products, Inc.
                                   (Registrant)


February 1, 2000                   By:   /s/  David C. Scott
                                   ---------------------------------------
                                   David C. Scott, Chief Financial Officer



                                Index to Exhibits
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Exhibit Number                Description
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16.1                          Letter from Orton & Company dated January 25, 2000
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